Net Income Per Share	12 Months Ended
Dec. 31, 2017
Net Income Per Share
Net Income Per Share

20.Net Income Per Share

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2015, 2016 and 2017:

	For the year ended December 31,
	2015	2016	2017
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	6,735,108	11,604,520	10,707,939

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,284,382	3,281,729	3,290,312
Dilutive effect of employee stock options and restricted share units	20,831	25,380	25,166

Weighted average number of ordinary shares outstanding, diluted	3,305,213	3,307,109	3,315,478

Net income per share, basic (RMB)	2.05	3.54	3.25

Net income per share, diluted (RMB)	2.04	3.51	3.23

Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the year. Diluted net income per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the year. For the years ended December 31, 2015, 2016 and 2017, options to purchase ordinary shares and RSUs that were anti-dilutive and excluded from the calculation of diluted net income per share totaled approximately 2.1 million shares, 2.7 million shares and 3.8 million shares, respectively.